                       $454,812,000 Offered (approximate)





                               [LOGO OF CONSECO]





                      Conseco Finance Securitizations Corp.

                                     Seller



                              Conseco Finance Corp.

                                    Servicer



          Certificates for Manufactured Housing Contracts Series 2001-4

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurance, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Neither Lehman Brothers Inc., nor any of its affiliates, make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

                        TERM SHEET DATED December 4, 2001

                      Conseco Finance Securitizations Corp.
         Certificates for Manufactured Housing Contracts, Series 2001-4
                           $454,812,000 (Approximate)

                               Subject to Revision

Seller               Conseco Finance Securitizations Corp.

Servicer             Conseco Finance Corp.

Trustee              U.S. Bank National Association, St. Paul, MN

Underwriters         Lehman Brothers (lead),
                     Credit Suisse First Boston (co-manager),
                     Deutsche Banc Alex. Brown (co-manager),
                     Merrill Lynch (co-manager).


OFFERED CERTIFICATES(1)(2):
============== ================== ================ ========== =================
                                    Ratings (S&P/    WAL at   Final Maturity at
                     Amount        Moody's/Fitch)   175% MHP      175% MHP
-------------- ------------------ ---------------- ---------- -----------------
To Call

    A-1         105,000,000.00      AAA/Aaa/AAA        0.95        01/2004
    A-2          90,000,000.00      AAA/Aaa/AAA        3.00        02/2006
    A-3          38,000,000.00      AAA/Aaa/AAA        4.99        12/2007
    A-4         143,437,000.00      AAA/Aaa/AAA       11.67        01/2019
    A-IO(3)      95,000,000.00(4)   AAA/Aaa/AAA        3.10
    M-1          32,063,000.00       AA/Aa2/AA        10.16        01/2019
    M-2          23,037,000.00        A/A2/A          10.16        01/2019
    B-1          23,275,000.00     BBB/Baa2/BBB        5.99        05/2010

To Maturity

    A-4         143,437,000.00      AAA/Aaa/AAA       12.17        09/2023
    M-1          32,063,000.00       AA/Aa2/AA        10.35        08/2021
    M-2          23,037,000.00        A/A2/A          10.35        08/2021

-------------- ------------------ ---------------- ---------- -----------------
Total Balance   454,812,000.00
============== ================== ================ ========== =================
(1)  All offered Certificates are priced to a 10% Optional Purchase.
(2) The certificates or certain classes of the certificates may be subject to a cap equal to the weighted average of the rates on the contracts in the contract pool, adjusted for amounts payable on the Class A-IO Certificates and the monthly servicing fee payable to the servicer.
(3) Class A-IO accrues interest on its scheduled notional balance, as described herein.
(4)  Initial notional balance.



FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

CUT-OFF DATE:         October 31, 2001 for the Initial Contracts and November
                      30, 2001 for the Additional Contracts. For each Subsequent
                      Contract, the last day of either the calendar month in which the subsequent closing occurs or the last day of the preceding month, as specified by the Seller.

EXP. PRICING:         Week of December 3, 2001

EXP. SETTLEMENT/
CLOSING DATE:         December 20, 2001

LEGAL FINAL:          September 1, 2033

REMITTANCE DATE:      The 1st day of each month (or if such 1st day is not a
                      business day, the next succeeding business day), commencing in January 2002.

OTHER CERTIFICATES:   In addition to the Offered Certificates, the Class B-2,
                      Class B-3I and Class C Certificates will also be issued.
                      The Class B-3I Certificates are interest-only Certificates and the Class C Certificates (Class C Master, Class C
                      Intermediate and Class C Subsidiary Certificates) are residual Certificates. The Class B-2 Certificates which have an initial balance of $20,188,000 are not being publicly offered under the Prospectus Supplement. The
                      Class B-3I and Class C Certificates will be retained by an affiliate of Conseco Finance Corp. The Class B-2, Class
                      B-3I and Class C Certificates will be fully subordinated to the Offered Certificates.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Class A, Class M-1 and Class M-2 Certificates are ERISA eligible.

SMMEA: The Class A and the Class M-1 Certificates will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") until such time as the amount in the Pre-Funding Account is reduced to zero. At such time, the Class A and Class M-1 Certificates will be "legal investments" for certain types of institutional investors to the extent provided in SMMEA. The Class M-2 and Class B Certificates are not SMMEA eligible.

TAX STATUS:           Three REMIC elections will be made with respect to the
                      Trust for federal income tax purposes.

OPTIONAL PURCHASE:    10% cleanup call subject to certain requirements if call
                      is not exercised.

THE CONTRACT POOL:    On the Closing Date, the Trust expects to purchase (i)
                      manufactured housing contracts having an aggregate principal balance of approximately $474,165,507.21 as of the Cut-off Date (the "Initial Contracts"), and (ii) additional manufactured housing contracts (the "Additional
                      Contracts").

PRE-FUNDING ACCOUNT:  On the Closing Date, a portion of the proceeds from the sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the Trust to purchase additional contracts (the "Subsequent Contracts") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period") for inclusion in the Contract Pool. The Subsequent Contracts will not exceed 25% of the total Contract Pool. The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be paid to the Class A Certificateholders, as further specified in the Prospectus Supplement, on the next Remittance Date.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

INITIAL CREDIT
ENHANCEMENT:          Class A    20.75% subordination (Class M-1, Class M-2,
                                 Class B and overcollateralization) and Excess
                                 Spread

                      Class M-1  14.00% subordination (Class M-2, Class B and
                                 overcollateralization) and Excess Spread

                      Class M-2  9.15% subordination (Class B and
                                 overcollateralization) and Excess Spread

                      Class B-1  4.25% subordination (Class B-2 and
                                 overcollateralization) and Excess Spread

                      There will be no initial overcollateralization. Beginning on the Remittance Date in March 2002, the overcollateralization will build to 2.00% (as described in the next succeeding paragraph) of the sum of (i) aggregate Cut-Off Date principal balance of the Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date.

                      Beginning on the Remittance Date in March 2002, the Certificateholders will be entitled to receive additional distributions in respect of principal on each Remittance Date to the extent there is any Amount Available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Remittance Date, until such distributions, in the aggregate, equal 2.00% of (i) the aggregate Cut-Off Date principal balance of Contracts included in the Trust as of the Closing Date and (ii) the amount on deposit in the Pre-Funding Account on the Closing Date. Such additional distributions in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus and Prospectus Supplement.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

CLASS A-IO:           The Class A-IO Certificates will be interest-only
                      certificates, and will accrue interest at a coupon of 2.50% per annum on a notional balance of $95,000,000 initially. Thereafter, for each Remittance Date the Class
                      A-IO Certificates will accrue interest based on a notional balance equal to the lesser of (i) the notional balance for that Remittance Date set forth below in the Class A-IO
                      Notional Balance Schedule and (ii) the sum of the aggregate principal balance of the Contracts and the amount on deposit in the Pre-Funding Account.

CLASS A-IO NOTIONAL
BALANCE SCHEDULE:     Payment   Notional  Payment   Notional  Payment   Notional
                       Date     Balance    Date     Balance    Date     Balance
                      Jan-02  95,000,000  Dec-03  62,000,000  Nov-05  36,900,000
                      Feb-02  95,000,000  Jan-04  58,100,000  Dec-05  36,900,000
                      Mar-02  95,000,000  Feb-04  58,100,000  Jan-06  34,500,000
                      Apr-02  90,000,000  Mar-04  58,100,000  Feb-06  34,500,000
                      May-02  90,000,000  Apr-04  54,600,000  Mar-06  34,500,000
                      Jun-02  90,000,000  May-04  54,600,000  Apr-06  32,300,000
                      Jul-02  84,700,000  Jun-04  54,600,000  May-06  32,300,000
                      Aug-02  84,700,000  Jul-04  51,100,000  Jun-06  32,300,000
                      Sep-02  84,700,000  Aug-04  51,100,000  Jul-06  30,200,000
                      Oct-02  79,600,000  Sep-04  51,100,000  Aug-06  30,200,000
                      Nov-02  79,600,000  Oct-04  48,000,000  Sep-06  30,200,000
                      Dec-02  79,600,000  Nov-04  48,000,000  Oct-06  28,300,000
                      Jan-03  74,900,000  Dec-04  48,000,000  Nov-06  28,300,000
                      Feb-03  74,900,000  Jan-05  45,000,000  Dec-06  28,300,000
                      Mar-03  74,900,000  Feb-05  45,000,000  Jan-07  26,400,000
                      Apr-03  70,300,000  Mar-05  45,000,000  Feb-07  26,400,000
                      May-03  70,300,000  Apr-05  42,100,000  Mar-07  26,400,000
                      Jun-03  70,300,000  May-05  42,100,000  Apr-07  24,700,000
                      Jul-03  66,000,000  Jun-05  42,100,000  May-06  24,700,000
                      Aug-03  66,000,000  Jul-05  39,400,000  Jun-07  24,700,000
                      Sep-03  66,000,000  Aug-05  39,400,000  Jul-07  23,100,000
                      Oct-03  62,000,000  Sep-05  39,400,000  Aug-07  23,100,000
                      Nov-03  62,000,000  Oct-05  36,900,000  Sep-07  23,100,000

DISTRIBUTIONS:        Certificateholders will be entitled to receive on each
                      Remittance Date commencing in January 2002, to the extent that the Amount Available in the Certificate Account is sufficient therefor, distributions allocable to interest and principal, as described in the Prospectus Supplement.
                      The Amount Available on each Remittance Date generally includes the sum of (i) payments on the Contracts due and received during the related Due Period, (ii) prepayments and other unscheduled collections received during the related Due Period, and (iii) all collections of principal on the Contracts received during the Due Period in which such Remittance Date occurs up to and including the third business day prior to such Remittance Date (but in no event later than the 25th day of the month prior to such Remittance Date), minus (iv) with respect to all Remittance Dates other than the Remittance Date in January
                      2002, all collections in respect of principal on the Contracts received during the related Due Period up to and including the third business day prior to the preceding
                      Remittance Date (but in no event later than the 25th day of the prior month).

                      The Amount Available in the Certificate Account with respect to any Remittance Date will be applied first to the distribution of interest on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, and then to the distribution of principal on the Class A, Class M-1, Class M-2 and Class B-1 Certificates, in the manner and order of priority described below, and then to the distribution of interest and principal on the Class B-2 Certificates.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

                      The "Due Period" with respect to all Remittance Dates other than the Remittance Date in January 2002, is the period from and including the 16th day of the second month preceding such Remittance Date, to and including the 15th day of the month immediately preceding such Remittance Date.

                      With respect to the Remittance Date in January 2002, the Due Period is the period from and including November 1, 2001 to and including December 15, 2001.

INTEREST ON THE
CLASS A, CLASS M-1
CLASS M-2 AND CLASS
B-1 CERTIFICATES:     Interest will be distributed first to the Class A
                      Certificates and Class A-IO Certificates (interest on the
                      Class A-IO Certificates will be based on the Class A-IO
                      Notional Balance Schedule described herein), then to the Class M-1 Certificates, then to the Class M-2 Certificates and then to the Class B-1 Certificates. Interest on the outstanding Class A Principal Balance, Class M-1 Adjusted
                      Principal Balance, Class M-2 Adjusted Principal Balance, and Class B-1 Adjusted Principal Balance, as applicable, will accrue from the Closing Date or from the most recent
                      Remittance Date on which interest has been paid, to but excluding the following Remittance Date.

                      All Certificates will bear interest at a fixed Pass-Through Rate calculated on a 30/360 basis.

                      The "Class M-1 Adjusted Principal Balance" as of any Remittance Date is the Class M-1 Principal Balance less any Class M-1 Liquidation Loss Amount. The Class M-1 Principal Balance is the Original Class M-1 Principal Balance less all amounts previously distributed on account of principal of the Class M-1 Certificates.

                      The "Class M-2 Adjusted Principal Balance" as of any Remittance Date is the Class M-2 Principal Balance less any Class M-2 Liquidation Loss Amount. The Class M-2 Principal Balance is the Original Class M-2 Principal Balance less all amounts previously distributed on account of principal of the Class M-2 Certificates.

                      The "Class B-1 Adjusted Principal Balance" as of any Remittance Date is the Class B-1 Principal Balance less any Class B-1 Liquidation Loss Amount. The Class B-1 Principal Balance is the Original Class B-1 Principal Balance less all amounts previously distributed on account of principal of the Class B-1 Certificates.

                      In the event that, on a particular Remittance Date, the Amount Available in the Certificate Account, after payment of interest on each Class of Certificates that is senior to such Class of Certificates, is not sufficient to make a full distribution of interest to the holders of such Class of Certificates, the amount of interest to be distributed in respect of such Class will be allocated among the outstanding Certificates of such Class pro rata in accordance with their respective entitlements to interest, and the amount of the shortfall will be carried forward and added to the amount such holders will be entitled to receive on the next Remittance Date. Any such amount so carried forward will bear interest at the applicable Remittance Rate, to the extent legally permissible.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

PRINCIPAL ON THE
CLASS A, CLASS M-1,
CLASS M-2 CLASS
B-1 CERTIFICATES:     After the payment of all interest distributable to the
                      Class A, Class M-1, Class M-2 and Class B-1
                      Certificateholders, principal will be distributable in the following manner:

                      On each Remittance Date, the Class A Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class A Certificateholders.

                      The Class A Percentage for any Remittance Date will equal a fraction, expressed as a percentage, the numerator of which is the Class A Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, (ii) if the Class M-1 Distribution Test is satisfied on such Remittance Date, the Class M-1 Principal Balance, otherwise zero,
                      (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                      The Class M-1 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-1 Certificateholders on each Remittance Date on which (i) the Class A Principal Balance has been reduced to zero or
                      (ii) the Class M-1 Distribution Test is satisfied.

                      The Class M-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance has not yet been reduced to zero and the Class M-1 Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the Class M-1 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, (iii) if the Class M-2 Distribution Test is satisfied on such Remittance Date, the Class M-2 Principal Balance, otherwise zero and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                      The Class M-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Pooling and Servicing Agreement (the "Agreement")) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-1 Principal Balance, the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 34.125%.

                      The Class M-2 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

                      The Class M-2 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance and Class M-1 Principal Balance have not yet been reduced to zero and the Class M-2 Distribution Test is not satisfied or
                      (b) a fraction, expressed as a percentage, the numerator of which is the Class M-2 Principal Balance as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, and (iv) if the Class B Distribution Test is satisfied on such Remittance Date, the sum of the Class B Principal Balance and the Overcollateralization Amount, otherwise zero, all as of such Remittance Date.

                      The Class M-2 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; and (v) the sum of the Class M-2 Principal Balance, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 24.000%.

                      The Class M-2 Percentage of the Formula Principal Distribution Amount (as defined in the Prospectus Supplement) will be distributed to the Class M-2 Certificateholders on each Remittance Date on which (i) the Class A Principal Balance and Class M-1 Principal Balance have been reduced to zero or (ii) the Class M-2 Distribution Test is satisfied.

                      The Class B-1 Percentage for any Remittance Date will equal (a) zero, if the Class A Principal Balance, Class M-1 Principal Balance and Class M-2 Principal Balance have not yet been reduced to zero and the Class B Distribution Test is not satisfied or (b) a fraction, expressed as a percentage, the numerator of which is the sum of (a) the Class B Principal Balance and (b) the Overcollateralization Amount as of such Remittance Date, and the denominator of which is the sum of: (i) the Class A Principal Balance, if any, (ii) the Class M-1 Principal Balance, if any, (iii) the Class M-2 Principal Balance, if any and (iv) the sum of the Class B Principal Balance and the Overcollateralization Amount, all as of such Remittance Date.

                      The Class B-1 Distribution Test will be satisfied if each of the following tests is satisfied: (i) the Remittance Date occurs in or after January 2006; (ii) the Average Sixty-Day Delinquency Ratio Test (as defined in the Agreement) as of such Remittance Date must not exceed 6.25%; (iii) Cumulative Realized Losses (as defined in the Agreement) as of such Remittance Date must not exceed a certain specified percentage of the Cut-off Date Pool Principal Balance, depending on the year in which such Remittance Date occurs; (iv) the Current Realized Loss Ratio (as defined in the Agreement) as of such Remittance Date must not exceed 3.50%; (v) the sum of, the Class B Principal Balance, and the Overcollateralization Amount divided by the Pool Scheduled Principal Balance as of the immediately preceding Remittance Date must be equal to or greater than 16.725%.; and (vi) the sum of the Overcollateralization Amount and the Class B Principal Balance must not be less than $9,500,000.

OPTIONAL PURCHASE:    Commencing on the first Remittance Date when the aggregate scheduled principal balance of the contracts is less than or equal to 10% of the aggregate Cut-off Date principal balance of the contracts, the holder of the Class C
                      Subsidiary Certificate (see "Other Certificates" herein) will have the right to purchase all of the outstanding contracts, at a price sufficient to pay the aggregate unpaid principal balance of the certificates and all accrued and unpaid interest thereon.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

                      If the holder of the Class C Subsidiary Certificate does not exercise this purchase option, then on each Remittance Date thereafter all of the Amount Available remaining after payments of interest and principal due on all Certificates and payment of the monthly Servicing Fee will be used (1) to make additional payments of principal to the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates pro rata based on the then outstanding principal balance of such Certificates, and (2) to make additional payments on the remaining Class A Certificates pro rata based on the then outstanding principal balance of such Certificates.

CLASS B-2 INTEREST:   Interest on the outstanding Class B-2 Principal Balance
                      will accrue from the Closing Date, or from the most recent
                      Remittance Date on which interest has been paid to but excluding the following Remittance Date.

                      To the extent of the remaining Amount Available, if any, for a Remittance Date after payment of all interest and principal then payable on the Class A, Class M-1, Class M-2 and Class B-1, interest will be paid to the Class B-2 Certificateholders on such Remittance Date at the Class B-2 Remittance Rate on the then outstanding Class B-2 Principal Balance. The Class B-2 Principal Balance is the Original Class B-2 Principal Balance less all amounts previously distributed to the Class B-2 Certificateholders on account of principal.

                      In the event that, on a particular Remittance Date, the remaining Amount Available in the Certificate Account is not sufficient to make a full distribution of interest to the Class B-2 Certificateholders, the amount of the deficiency will be carried forward as an amount that the Class B-2 Certificateholders are entitled to receive on the next Remittance Date. Any amount so carried forward will, to the extent legally permissible, bear interest at the Class B-2 Remittance Rate.

CLASS B-2 PRINCIPAL:  The Class B-2 Certificateholders will be entitled to receive principal on each Remittance Date on which the Class B Distribution Test is satisfied and the Class B-1 Certificates have been reduced to zero; provided, however, that if the Class A Principal Balance, the Class M-1 Principal Balance, the Class M-2 Principal Balance, and the Class B-1 Principal Balance have been reduced to zero, the Class B-2 Certificateholders will nevertheless be entitled to receive principal. See "Description of the Certificates--Class B Principal" in the Prospectus Supplement.

                      On each Remittance Date on which the Class B-2 Certificateholders are entitled to receive principal, the Class B Percentage of the Formula Principal Distribution Amount will be distributed, to the extent of the remaining Amount Available after payment of interest on the Class B-2 Certificates, to the Class B-2 Certificateholders until the Class B-2 Principal Balance has been reduced to zero. On and after the Class B-2 Final Payment Date (the date on which the Class B-2 balance has been reduced to zero), any portion of the Class B Percentage of the Formula Principal Distribution Amount not allocated to Class B-2 will be paid to the remaining Classes, pro rata, based upon their beginning of period principal balances.

LOSSES ON LIQUIDATED
CONTRACTS:            If Net Liquidation Proceeds from Liquidated Contracts in
                      the respective collection period are less than the Scheduled Principal Balance of such Liquidated Contracts, the shortfall amount will be absorbed by the Class B-3I
                      Certificateholders, then the Monthly Servicing Fee (as long as Conseco Finance Corp. is the Servicer), then the Overcollateralization Amount, then the Class B-2
                      Certificateholders, then the Class B-1 Certificateholders, then the Class M-2 Certificateholders and then the Class
                      M-1 Certificateholders, since a portion of the Amount
                      Available equal to such shortfall and otherwise distributable to them will be paid to the Class A
                      Certificateholders.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

                  MANUFACTURED HOUSING CONTRACT CHARACTERISTICS

     The information presented below relates to the Initial Contracts, which will represent approximately 99.82% of the Contract Pool. Although the characteristics of the Additional Contracts or the Subsequent Contracts will differ from the characteristics of the Initial Contracts shown below, Conseco Finance Corp. does not expect that the characteristics of the Additional or Subsequent Contracts sold to the Trust will vary materially from the information concerning the Initial Contracts herein.


                THE INITIAL CONTRACT POOL AS OF THE CUT-OFF DATE

             ------------------------------------ ------------------
             Number of Contracts:                            12,256
             Balance of Contracts:                  $474,165,507.21
             Wgt. Avg. Contract Rate:                       11.941%
             Range of Rates:                       6.000% - 20.000%
             Wgt. Avg. Orig. Maturity:                          323
             Wgt. Avg. Rem. Maturity:                           314
             Avg. Current Balance:                       $38,688.44
             Wgt. Avg. LTV:                                  87.23%
             New/Used:                                74.5% / 25.5%
             Park/Private:                            26.3% / 73.7%
             Single-Wide/Multi-Wide:                  26.3% / 73.7%
             Conventional:                                    99.9%
             Land-Home:                                       32.9%
             FHA/VA:                                  0.07% / 0.02%
             ------------------------------------ ------------------

                    YEARS OF ORIGINATION OF INITIAL CONTRACTS

----------------  ----------------  ---------------------------  -----------------------------
                      Number of     Aggregate Principal Balance  % of Contracts by Outstanding
                   Contracts as of     Outstanding as of the      Principal Balance as of the
Origination Year  the Cut-Off Date          Cut-Off Date               Cut-Off Date (1)
----------------  ----------------  ---------------------------  -----------------------------
      1983                   2                 $13,922.19                       *
      1986                   4                  48,787.80                      0.01%
      1987                  40                 100,919.95                      0.02
      1988                  79                 627,912.73                      0.13
      1989                 162               1,993,366.77                      0.42
      1990               1,060              11,837,258.12                      2.50
      1991               1,171              14,686,517.15                      3.10
      1993                   1                  38,249.02                      0.01
      1998                   1                  48,887.88                      0.01
      1999                   5                 458,270.61                      0.10
      2000                  45               3,714,646.47                      0.78
      2001               9,686             440,596,768.52                     92.92
----------------  ----------------  ---------------------------  -----------------------------
     Total:             12,256            $474,165,507.21                     100.00%
----------------  ----------------  ---------------------------  -----------------------------

*    Indicates an amount greater than 0.00% but less than 0.005%.
(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

              GEOGRAPHIC DISTRIBUTION OF INITIAL CONTRACT OBLIGORS

------------------ ----------------- ------------------------- -----------------------------
                       Number of        Aggregate Principal          % of Contracts by
                    Contracts as of  Balance Outstanding as of Outstanding Principal Balance
   States          the Cut-Off Date      the Cut-Off Date       as of the Cut-Off Date (1)
------------------ ----------------- ------------------------- -----------------------------
Texas                   1,172              $48,786,022.23                   10.29%
Michigan                  737               36,261,972.22                    7.65
Florida                   691               32,158,392.31                    6.78
Georgia                   795               31,018,105.48                    6.54
North Carolina            801               23,526,602.38                    4.96
Alabama                   747               22,878,798.45                    4.83
California                469               20,489,399.38                    4.32
South Carolina            578               20,006,341.27                    4.22
Arizona                   389               19,837,170.38                    4.18
Tennessee                 384               13,427,217.74                    2.83
Pennsylvania              298               12,197,781.88                    2.57
Oklahoma                  306               12,029,357.55                    2.54
New York                  255               11,659,593.14                    2.46
New Mexico                334               11,273,869.72                    2.38
Kentucky                  299               11,102,699.26                    2.34
Arkansas                  313               11,019,496.15                    2.32
Ohio                      275               10,832,195.61                    2.28
Washington                171               10,726,036.96                    2.26
Missouri                  329               10,621,892.41                    2.24
Indiana                   234               10,100,241.28                    2.13
Mississippi               328                9,110,330.36                    1.92
Colorado                  191                8,513,010.06                    1.80
Virginia                  278                8,081,039.02                    1.70
Louisiana                 236                8,074,666.91                    1.70
West Virginia             205                6,379,206.60                    1.35
Illinois                  142                5,684,995.48                    1.20
Oregon                    115                5,343,321.76                    1.13
Minnesota                 156                4,906,338.70                    1.03
Maine                     114                3,770,178.20                    0.80
Kansas                    109                3,451,907.60                    0.73
Nevada                     98                3,352,756.78                    0.71
Delaware                   75                2,697,686.20                    0.57
Wisconsin                  91                2,629,287.55                    0.55
Montana                    68                2,615,087.61                    0.55
Vermont                    39                2,578,499.98                    0.54
Idaho                      44                2,483,936.99                    0.52
Wyoming                    49                2,275,826.75                    0.48
Iowa                       73                2,256,746.46                    0.48
South Dakota               60                1,961,678.81                    0.41
New Hampshire              44                1,927,731.95                    0.41
Nebraska                   33                1,645,891.19                    0.35
Maryland                   53                1,506,079.37                    0.32
North Dakota               32                1,125,737.78                    0.24
Utah                       26                1,042,362.75                    0.22
Massachusetts               8                  359,107.52                    0.08
New Jersey                  6                  211,616.45                    0.04
Rhode Island                3                  134,059.72                    0.03
Connecticut                 3                   93,232.86                    0.02
------------------ ---------------- -------------------------- -----------------------------
      Total:           12,256             $474,165,507.21                  100.00%
------------------ ---------------- -------------------------- -----------------------------

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

                DISTRIBUTION OF ORIGINAL INITIAL CONTRACT AMOUNTS

------------------------ ----------------- ----------------------- -----------------------------
                            Number of        Aggregate Principal          % of Contracts by
   Original Contract     Contracts as of   Balance Outstanding as  Outstanding Principal Balance
  Amount (in Dollars)    the Cut-Off Date    of the Cut-Off Date      as of the Cut-Off Date (1)
------------------------ ----------------- ----------------------- -----------------------------
      0.01 -  10,000.00         124                $880,943.45                 0.19%
 10,000.01 -  20,000.00       2,210              23,527,788.66                 4.96
 20,000.01 -  30,000.00       2,879              62,809,180.41                13.25
 30,000.01 -  40,000.00       2,270              75,405,369.49                15.90
 40,000.01 -  50,000.00       1,432              63,018,526.62                13.29
 50,000.01 -  60,000.00       1,168              63,717,706.60                13.44
 60,000.01 -  70,000.00         731              47,089,067.78                 9.93
 70,000.01 -  80,000.00         406              30,271,635.14                 6.38
 80,000.01 -  90,000.00         322              27,275,455.79                 5.75
 90,000.01 - 100,000.00         246              23,291,626.66                 4.91
100,000.01 - 110,000.00         153              15,941,513.23                 3.36
110,000.01 - 120,000.00         118              13,548,273.84                 2.86
120,000.01 - 130,000.00          79               9,862,311.89                 2.08
130,000.01 - 140,000.00          49               6,612,269.19                 1.39
140,000.01 - 150,000.00          26               3,761,711.30                 0.79
150,000.01 - 160,000.00          16               2,495,927.37                 0.53
160,000.01 - 170,000.00          11               1,794,006.02                 0.38
170,000.01 - 180,000.00           5                 866,465.43                 0.18
180,000.01 - 190,000.00           6                 963,645.90                 0.20
190,000.01 - 200,000.00           3                 588,053.07                 0.12
200,000.01 - 210,000.00           1                 208,869.78                 0.04
210,000.01 - 240,000.00           1                 235,159.59                 0.05
------------------------ ----------------- ----------------------- -----------------------------
        Total:               12,256            $474,165,507.21               100.00%
------------------------ ----------------- ----------------------- -----------------------------

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

               DISTRIBUTION OF CONTRACT RATES OF INITIAL CONTRACTS

------------------ ------------------ -------------------------- ------------------------------
                        Number of        Aggregate Principal      % of Contracts by Outstanding
                     Contracts as of  Balance Outstanding as of    Principal Balance as of the
  Contract Rate     the Cut-Off Date       the Cut-Off Date             Cut-Off Date (1)
------------------ ------------------ -------------------------- ------------------------------
 5.001  -  6.000            1                  $23,954.81                    0.01%
 6.001  -  7.000            1                   66,401.80                    0.01
 7.001  -  8.000          418               37,016,277.45                    7.81
 8.001  -  9.000          653               47,077,064.93                    9.93
 9.001  -  10.000       1,315               68,904,179.25                   14.53
10.001  -  11.000       1,089               57,154,208.63                   12.05
11.001  -  12.000       1,367               63,389,312.12                   13.37
12.001  -  13.000       2,004               58,516,041.94                   12.34
13.001  -  14.000       1,943               43,893,967.99                    9.26
14.001  -  15.000       1,071               25,879,726.81                    5.46
15.001  -  16.000         597               20,863,409.06                    4.40
16.001  -  17.000         638               19,408,525.98                    4.09
17.001  -  18.000         621               19,155,095.24                    4.04
18.001  -  19.000         508               12,388,231.19                    2.61
19.001  -  20.000          30                  429,110.01                    0.09
------------------ ------------------ -------------------------- ------------------------------
     Total:            12,256             $474,165,507.21                  100.00%
------------------ ------------------ -------------------------- ------------------------------

(1)  Percentages may not add to 100% due to rounding.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

       DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF INITIAL CONTRACTS

----------------- ------------------ --------------------------- ------------------------------
                       Number of         Aggregate Principal      % of Contracts by Outstanding
 Loan to Value      Contracts as of   Balance Outstanding as of        Principal Balance
    Ratio          the Cut-Off Date       the Cut-Off Date         as of the Cut-Off Date (1)
----------------- ------------------ --------------------------- ------------------------------
 0.01  -  5.00             3                  $153,256.82                    0.03%
 5.01  -  10.00            3                   136,648.18                    0.03
10.01  -  15.00            5                   272,544.01                    0.06
15.01  -  20.00            9                   333,715.70                    0.07
20.01  -  25.00           15                   243,922.29                    0.05
25.01  -  30.00           13                   541,276.97                    0.11
30.01  -  35.00           29                   939,840.19                    0.20
35.01  -  40.00           41                 1,245,532.82                    0.26
40.01  -  45.00           61                 2,116,285.25                    0.45
45.01  -  50.00           94                 3,378,329.90                    0.71
50.01  -  55.00           96                 3,528,067.11                    0.74
55.01  -  60.00          144                 4,760,774.23                    1.00
60.01  -  65.00          188                 7,062,620.06                    1.49
65.01  -  70.00          254                 9,791,107.55                    2.06
70.01  -  75.00          451                19,020,662.01                    4.01
75.01  -  80.00        1,012                37,568,328.16                    7.92
80.01  -  85.00          979                34,846,852.37                    7.35
85.01  -  90.00        4,315               147,453,806.01                   31.10
90.01  -  95.00        3,568               163,103,733.64                   34.40
95.01  -  100.00         976               $37,668,203.94                    7.94
----------------- ------------------ --------------------------- ------------------------------
   Total:             12,256              $474,165,507.21                  100.00%
----------------- ------------------ --------------------------- ------------------------------

(1)  Percentages may not add to 100% due to rounding.


                REMAINING MONTHS TO MATURITY OF INITIAL CONTRACTS

----------------- ---------------------- --------------------------- -----------------------------
                   Number of Contracts      Aggregate Principal      % of Contracts by Outstanding
                    as of the Cut-Off    Balance Outstanding as of        Principal Balance
Months Remaining          Date                the Cut-Off Date        as of the Cut-Off Date (1)
----------------- ---------------------- --------------------------- -----------------------------
     1  -   30             413                  $1,496,744.46                   0.32%
    31  -   60           1,238                  11,747,483.75                   2.48
    61  -   90             415                   5,123,473.31                   1.08
    91  -   120            921                  18,226,681.36                   3.84
   121  -   150            218                   4,760,834.03                   1.00
   151  -   180            804                  19,610,144.89                   4.14
   181  -   210             11                     331,219.44                   0.07
   211  -   240          1,288                  38,969,378.13                   8.22
   241  -   270              5                     164,041.21                   0.03
   271  -   300            925                  30,681,239.57                   6.47
   301  -   330              6                     271,179.81                   0.06
   331  -   360          6,012                 342,783,087.25                  72.29
----------------- ---------------------- --------------------------- -----------------------------
     Total:             12,256                $474,165,507.21                 100.00%
----------------- ---------------------- --------------------------- -----------------------------

(1)  Percentages may not add to 100% due to rounding


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                CONSECO FINANCE CERTIFICATES FOR MANUFACTURED HOUSING CONTRACTS, SERIES 2001-4
[LOGO OF
LEHMAN BROTHERS]
================================================================================

                            PREPAYMENT SENSITIVITIES

           ---------------- ---------------- ---------------- --------------- ---------------
               75% MHP          125% MHP         175% MHP        250% MHP         300% MHP
             WAL/Maturity     WAL/Maturity     WAL/Maturity    WAL/Maturity    WAL/Maturity
           ---------------- ---------------- ---------------- --------------- ---------------
To Call
A-1         1.72   09/2005   1.22   08/2004    0.95  01/2004   0.71  07/2003   0.61  04/2003
A-2         5.73   06/2010   3.96   11/2007    3.00  02/2006   2.24  01/2005   1.92  08/2004
A-3         10.04  10/2013   6.98   03/2010    4.99  12/2007   3.40  10/2005   2.90  03/2005
A-4         19.46  02/2027   15.09  12/2022   11.67  01/2019   8.08  10/2014   6.47  10/2012
M-1         16.23  02/2027   12.38  12/2022   10.16  01/2019   8.36  10/2014   7.53  10/2012
M-2         16.23  02/2027   12.38  12/2022   10.16  01/2019   8.36  10/2014   7.53  10/2012
B-1         10.21  06/2016   7.15   04/2012    5.99  05/2010   5.43  03/2009   5.19  08/2008

To Maturity
A-4         19.82  04/2030   15.58  05/2027   12.17  09/2023   8.49  02/2019   6.82  11/2016
M-1         16.37  04/2029   12.55  05/2025   10.35  08/2021   8.61  09/2017   7.84  11/2015
M-2         16.37  04/2029   12.55  05/2025   10.35  08/2021   8.61  09/2017   7.84  11/2015


The following are the assumed characteristics of the Additional Contracts as of the Cut-off Date.

                              ADDITIONAL CONTRACTS

   Aggregate Principal      Wtd. Avg.         Wtd. Avg.       Wtd. Avg.
   Balance Outstanding    Original Term    Remaining Term   Contract Rate
   ----------------------------------------------------------------------
      $834,492.79              314              314            11.934%


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.